UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 20, 2009

Crown Castle International Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware                   001-16441                       76-0470458
 (State or Other           (Commission File           (IRS Employer
Jurisdiction of                Number)                       Identification
Incorporation)                                                          Number)

1220 Augusta Drive
Suite 500
Houston, TX 77057
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 – RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 20, 2009, the Company issued a press release updating its outlook for the third quarter of 2009. The October 20, 2009 press release is attached as Exhibit 99.1 to this Form 8-K.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 – OTHER EVENTS

On October 20, 2009, the Company issued a press release announcing that the Company commenced a registered public offering of $500 million of Senior Notes due 2019. The October 20 press release is attached as Exhibit 99.2 to this Form 8-K.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 20, 2009*
99.2	Press Release dated October 20, 2009

*As described in Item 2.02 of this Report, Exhibit 99.1 is furnished as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

Date: October 20, 2009	By:	/s/ W. Benjamin Moreland
Name: W. Benjamin Moreland
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 20, 2009
99.2	Press Release dated October 20, 2009